ING VARIABLE ANNUITIES
EQUITABLE LIFE INSURANCE COMPANY OF IOWA
SEPARATE ACCOUNT A OF EQUITABLE LIFE INSURANCE COMPANY OF IOWA

                              PROSPECTUS SUPPLEMENT

                             DATED MARCH 01, 2001


                          SUPPLEMENT TO THE PROSPECTUS
                           DATED MARCH 01, 2001 FOR
               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

               ISSUED BY EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                         (THE "EQUI-SELECT PROSPECTUS")

                           -------------------------

You should keep this supplement with your Profile and Prospectus.

Loans

Loans may be available if you are under age 70 1/2 and purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your Cash Surrender Value as collateral for the loan. Loans are subject to the terms of the Contract, the plan and the Code. You are responsible for monitoring the amount and number of loans outstanding at any one time under your TSA, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISOR PRIOR TO EFFECTING A LOAN TRANSACTION UNDER YOUR CONTRACT.

         LOAN PROCEDURES. You must complete a loan application in order to effect a loan. You may submit a loan application at any time after the free look period and before the annuity start date. There is a loan fee (currently $25) per loan, payable at the time of the loan. If the loan amount plus the loan fee exceeds the maximum loan amount, the fee will be deducted from the loan proceeds.
         In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "TSA Special Fixed Account". You must indicate your choice of variable and fixed accounts from which amounts will be transferred to the TSA Special Fixed Account. If no choice is indicated, amounts will be transferred on a pro rata basis from your variable accounts. If amounts allocated to the variable accounts are not sufficient, amounts will be transferred from the fixed accounts on a nearest to maturity basis.
         Amounts transferred from the TSA Special Fixed Account upon loan repayments will be transferred to the variable accounts in proportion to the contract value so allocated. If no contract value is allocated to the variable accounts, such transfers will be made to the Liquid Asset subaccount.
         No withdrawals are permitted unless there has been a Distributable Event. Distributable Events are the following:

(1)      attainment of age 59 1/2;
(2)      separation from service;
(3)      death; or
(4)      disability.
You must notify us when a separation from service has occurred. No withdrawals are permitted from the TSA Special Fixed Account, other than an automatic withdrawal to pay off a defaulted loan. See Loan Default, below.

         MINIMUM AND MAXIMUM LOAN AMOUNTS. You may borrow a minimum of $1,000, unless we are required by law to allow a lesser minimum amount. We currently allow no more than 2 loans per Contract at


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any time. The maximum loan amount for a new loan is the lesser of (1) and (2), minus any  outstanding  loan  balance, where

         (1) is 50% of the Cash Surrender Value, and
         (2) is $50,000 minus the excess of the highest outstanding loan balance during the past 12 months over the loan balance on the date of the new loan.

         LOAN INTEREST. The outstanding loan balance in the TSA Special Fixed Account is credited with interest until the loan is repaid in full. The current annual effective interest rate is 3.5%. The guaranteed minimum interest rate is 3%. Rates are guaranteed for one year. Each loan will have a separate TSA Special Fixed Account, and each may have a different interest crediting rate.
         You will be charged interest on the outstanding loan balance at an annual effect interest rate of 6%. Interest will be charged in arrears. Interest charges accrue on your outstanding loan balance daily beginning on the effective date of your loan.

         LOAN REPAYMENT. Loans must be repaid within 5 years. However, if the loan is used to purchase your principal residence, it must be repaid within 15 years. You must identify your payments as premium payments or they will be treated as loan repayments. You may choose whether to make your loan repayments quarterly or monthly. Currently, loans must be repaid by electronic funds transfer ("EFT") or pre-authorized check. ("PAC"), unless we have approved another form of payment.
         If your loan repayment is late, and the loan would otherwise be in default, we will make a withdrawal in an amount sufficient to keep the loan from going into default. The withdrawals will be made on a pro rata basis from all of the variable accounts to which contract value is then allocated. If there is not enough contract value in the variable accounts, the withdrawal will be made from the fixed accounts on a nearest to maturity basis. This will only be done if:
         (1)  there  has  been a  Distributable  Event;
         (2) the amount available for withdrawal is equal to or exceeds the necessary amount plus any applicable withdrawal charges; and
         (3) you have authorized us to do so in the loan agreement. If any of these conditions is not met, the loan will be considered to be in default, and default procedures will be performed.

         LOAN DEFAULT. When your loan is in default, you may pay off the loan, or the loan will be repaid through an automatic withdrawal from your contract value, as described below.

         1.  Loan Repaid
         For loans in default status, we will accept repayment only in the amount necessary to pay off the loan balance in full.
         2.  Loan Not Repaid
         The defaulted loan balance continues to accrue interest until there has been a Distributable Event, at which time the defaulted loan balance plus accrued interest will be repaid by automatic withdrawal. The defaulted loan balance will be considered a Deemed Distribution. If a Distributable Event has occurred prior to default, the defaulted loan balance plus accrued interest is repaid by automatic withdrawal upon default. The automatic withdrawal will apply first to the TSA Special Fixed Account, then pro rata to the variable accounts and then to the fixed accounts on a nearest to maturity basis. Surrender charges and any market value adjustments will be applied as applicable to such withdrawals. In either case the Deemed Distribution or withdrawal will be considered a currently taxable event, and may be subject to federal income tax withholding and the federal early withdrawal penalty tax.

         OVERLOANS. An overloan occurs when the total outstanding loan balance(s) exceeds the Cash Surrender Value. If this occurs, we will send you a letter requesting payment of an amount which will take the loan out of overloan status. If after 30 days, the overloan status has not been corrected, the loan will be considered in default. If a Distributable Event occurred, the Contract will terminate without value. If a Distributable Event has not occurred, the Contract will continue in force, interest continues to accrue and the loan continues. Upon the occurrence of a Distributable Event while the loan is still in overloan status, the Contract will terminate without value.


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         EFFECT OF LOAN ON OTHER CONTRACT FEATURES.   The following contract
features will be impacted by any outstanding loan balance:

         1. Withdrawals and Charges: The rules concerning maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges will be determined by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

         2. Death Benefits, Annuitization and Surrenders: The outstanding loan balance is deducted from any amounts otherwise payable.

         3. Riders:
            a. Minimum Guaranteed Income Benefit ("MGIB") Rider. Upon exercising the MGIB rider, the MGIB Base is reduced by the ratio of the outstanding loan balance to the contract value.
            b. Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.
            c. Minimum  Guaranteed   Accumulation   Benefit  ("MGAB")  Rider.
               Generally, loan repayment periods should not extend into the 3 year period preceding the end of the Waiting Period, because transfers made within such 3 year period reduce the MGAB Base and the MGAB Charge Base pro rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.
































ING VARIABLE ANNUITIES
EQUITABLE LIFE INSURANCE COMPANY OF IOWA
Equitable Life Insurance Company of Iowa is a stock company domiciled in Iowa.

109300 TSA Loans Equi-Select                                         03/01/01